SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1933

July 24, 2003

Date of Report (date of earliest event reported)

Avistar Communications Corporation

(Exact name of Registrant as specified in its charter)

Delaware	000-31121	88-0383089

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

555 Twin Dolphin Drive, Suite 360, Redwood Shores,
California 94065

(Address of principal executive offices) (Zip Code)

(650) 610-2900

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Exhibit Index
EXHIBIT 99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)       Exhibits. The following exhibit is filed with this report.

Exhibit Number	Description

99.1	Press Release dated July 24, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 24, 2003, Avistar Communications Corporation issued a press release announcing its earnings for the second quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2003

AVISTAR COMMUNICATIONS CORPORATION

By:	/s/ Robert J. Habig

Robert J. Habig Chief Financial Officer

Exhibit Index

Exhibit Index	Description

99.1	Press Release dated July 24, 2003